                                                                   EXHIBIT 10.10


[BINDVIEW LOGO]


                   NONQUALIFIED STOCK OPTION AGREEMENT (U.S.)


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
OPTIONEE NAME:          Kevin P. Cohn
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OPTIONEE                4026 Elm Crest Trail
ADDRESS:                Houston, Texas  77059
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NUMBER OF SHARES:       100,000
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GRANT DATE:             June 26, 2001
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PLAN:                   BindView Development Corporation 2000
                        Employee Incentive Plan
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EXPIRATION DATE:        Grant Date plus ten (10) years
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STRIKE PRICE:           $2.20
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


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                        VESTING SCHEDULE
                      (FOUR-YEAR VESTING)
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                                                NO. OF SHARES
        EVENT                   DATE               VESTED
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
VESTING                 June 26, 2001         None
START DATE:
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First Vesting Date      June 26, 2001         one-fourth (1/4)
                                              of the full
                                              number of Shares
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Subsequent vesting      each three (3)        an additional
dates                   months after the      one-sixteenth
                        First Vesting Date    (1/16) of the
                                              full number of
                                              Shares, until
                                              vested as to 100%
                                              of the Shares
-----------------------------------------------------------------

         BindView Corporation ("BINDVIEW" or "US") hereby grants to the Optionee identified above ("YOU"), who is an employee of BindView or of an affiliate of BindView, the option to purchase from BindView up to but not exceeding in the aggregate the number of shares of common stock, no par value per share, of BindView (the "SHARES") at the "STRIKE PRICE" per share, as set forth above. Because such option covers multiple Shares, it is referred to herein in plural form as the "OPTIONS." The grant of the Options is subject to the terms and conditions of this "AGREEMENT" and to the terms and conditions of the above "PLAN," as amended by our Board of Directors ("BOARD") from time to time, which is incorporated herein by reference, and a copy of which will be provided to you upon request. All Section references are to sections of this Agreement except as otherwise indicated. [BindView Corporation is a registered assumed name of BindView Development Corporation.]

         1. As provided in the Plan, the Options shall be for a term commencing on the "GRANT DATE" and ending on the "EXPIRATION DATE," each as set forth above, unless the Options are terminated earlier by reason of termination of your employment.

         2. The Options shall vest and become exercisable as provided in the "VESTING SCHEDULE" above.

         3. The Options are a nonqualified stock option that are not intended to be governed by Section 422 of the Internal Revenue Code of 1986, as amended.

         4. You are entitled to exercise the Options only as to all or any part of the Shares as to which the Options have vested. To exercise any of the Options, you shall give us written notice as required by the Plan, which notice shall comply with Section 5 of this Agreement, and you shall also obtain written confirmation of receipt.

         5. All notices required or permitted under this Agreement must be in writing and shall be effective upon receipt. Notices sent by certified mail, if refused, shall be effective three business days after the date of mailing. Notices to us shall be addressed to the attention of our vice president for human resources at our then-current principal operating office. Notices to you may be addressed to your home address as indicated in our then-current payroll records.

         6. Nothing in this Agreement shall be deemed (i) to constitute an employment contract, express or implied, nor (ii) to impose any obligation on us or any of our affiliates to employ you at all or on any particular terms, nor
(iii) to amend any other agreement between you and us or any of our affiliates; nor (iv) to impose any obligation on you to work for us or any of our affiliates, nor (v) to limit the right of your employer to terminate your employment for any reason, with or without cause, nor (vi) to limit your right to resign from your employment.

Executed to be effective as of the Grant Date.


BINDVIEW CORPORATION, BY:


----------------------------------
Christina A. Ptasinski,
Vice President - Human Resources

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Date


The Option has been accepted by the above-named Optionee, subject to the terms and provisions of the Plan and of this Agreement, by which the Optionee agrees to be bound


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Kevin P. Cohn


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Date